SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)



          Delaware                  000-24389                36-4169320
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 4, 2005, pursuant to a Share Sale and Purchase Agreement (the "Purchase Agreement") by and among VASCO Data Security International, Inc. ("Vasco"), A.O.S. Holding B.V. ("Seller"), Filipan Beheer B.V. ("Guarantor"), Mr. Mladen Filipan ("Surety") and Pijnenburg Beheer N.V. ("Guarantor"), Vasco completed its acquisition of 100% of the total issued share capital of A.O.S. Hagenuk B.V., a private limited liability company organized and existing under the laws of the Netherlands ("A.O.S.").

The base purchase price paid to the Seller for the acquisition was EUR 5,000,000, of which EUR 3,750,000 was paid in cash ("Consideration Cash") and the remainder of which was paid in Vasco common stock ("Consideration Shares"). The Consideration Shares will be held in escrow for the benefit of the Seller for a period of twelve (12) months, pursuant to the terms of an Escrow Agreement. Six (6) months after closing, the Seller shall have the right to pay EUR 1,250,000 into the escrow account against release of the Consideration Shares, pursuant to the terms set forth in the Purchase Agreement. In addition to the base purchase price, a variable amount related to the gross profits collected on the sales of certain equipment will be paid to the Seller over a period of two (2) years following Closing, pursuant to the terms of the Purchase Agreement.

No material relationship, other than in respect of the transaction, between A.O.S. and Vasco or any of its affiliates, or any director or officer of Vasco, or any associate of any such director or officer exists.

The foregoing description of the transactions contemplated by the Purchase Agreement does not purport to be a complete statement of the parties' rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

     As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a)(1) of Form 8-K will be filed pursuant to an amendment to this Current Report on Form 8-K not later than seventy one
     (71) calendar days after the date this current report must be filed.

     (b) Pro Forma Financial Information

     As permitted by Item 9.01(b)(2) for Form 8-K, the pro forma financial information required by Item 9.01(b)(1) of Form 8-K will be filed pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

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     (c) Exhibits

              Exhibit
              Number                Description
              ---------             --------------------------------------------

              2.1 Share Sale and Purchase Agreement by and among VASCO Data Security International, Inc., A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan, and Pijnenburg Beheer N.V., dated February 4, 2005.

              99.1                  Press Release dated February 8, 2005.

              99.2 Registration Rights Agreement by and among A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan, and Pijnenburg Beheer N.V., and VASCO Data Security International, Inc., dated February 4, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 8, 2005        VASCO Data Security International, Inc.
                              --------------------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                              ---------------------------
                              Clifford K. Bown
                              Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.        Description
-----------        -----------

2.1 Share Sale and Purchase Agreement by and among VASCO Data Security International, In Beheer B.V., Mr. Mladen Filipan, and Pijnenburg Beheer N.V., dated February 4, 2005.c., A.O.S. Holding B.V., Filipan


99.1               Press Release dated February 8, 2005


99.2 Registration Rights Agreement by and among A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan, Pijnenburg Beheer N.V., and VASCO Data Security International, Inc., dated February 4, 2005.